Lease Liability (Details)	12 Months Ended
Dec. 31, 2013
Disclosure of leases [text block] [Abstract]
Description of land lease agreement	the Group entered into a land lease agreement with the Municipality of Fujairah for a period of 30 years, extendable for another 30 years at the option of the Group. The Group has concluded that they have the right-to-use of the asset and accordingly, recorded a lease liability as per the requirements of IFRS 16. Given the use of the land, it is reasonably certain that the Group will continue to lease the land till the end of the lease period (i.e. 60 years) and accordingly the below lease rentals cover a period up to 60 years discounted at the rate of 9.5% (2019: 9.5%) as an incremental borrowing rate for the Group. Annual lease rental is increased by 2% on an annual basis as per the agreement. During the year, the Group entered into another land lease agreement in respect of its phase 3 project with the Fujairah Oil Industry Zone for a period of 30 years, extendable for another 30 years. Given the use of the land, it is reasonably certain that the Group will continue to lease the land till the end of the lease period (i.e. 60 years) and accordingly the below lease rentals cover a period up to 60 years discounted at the rate of 13% (2019:nil) as an incremental borrowing rate for the Group. Annual lease rental is increased by 2% on an annual basis and there is an initial rent free period of 18 months from the contract date.